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                                                                   EXHIBIT 23.6

                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this registration statement.

                                                 /s/ Arthur Andersen LLP
                                          -------------------------------------
                                                   ARTHUR ANDERSEN LLP

Chicago, Illinois

December 8, 1997